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                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) March 31, 2000

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Connecticut                 0-24128                   06-1211921
(State or Other Jurisdiction      (Commission                (IRS Employer
    of Incorporation)             File Number)             Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events


         Bio-Plexus, Inc. (the "Company") reports that it has released its financial results for the year ended December 31, 1999. The press release related to such results is Exhibit 99.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIO-PLEXUS, INC.



                                           By:    /s/ Carl R. Sahi
                                                 ------------------------------
                                           Name:  Carl R. Sahi
                                           Title: President and Chief
                                                  Executive Officer


Date:  March 31, 2000



                                  EXHIBIT INDEX

Exhibit No.     Description
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
   99.1         Press Release related to financial results for the year
                ended December 31, 1999.